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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JANUARY 1, 2001




                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




         MASSACHUSETTS                    0-14680              06-1047163
(State or other jurisdiction of   (Commission file number)    (IRS employer
 incorporation or organization)                           identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500

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ITEM 5.  OTHER EVENTS

         As required under Genzyme Corporation's charter, on January 1, 2001, Genzyme adjusted the number of votes associated with a share of Genzyme Molecular Oncology Division Common Stock and the number of votes associated with a share of Genzyme Biosurgery Division Common Stock. From January 1, 2001 through December 31, 2002, each share of Genzyme Molecular Oncology Division Common Stock will entitle the holder to 0.14 vote, and each share of Genzyme Biosurgery Division Common Stock will entitle the holder to 0.14 vote. A share of Genzyme General Division Common Stock continues to entitle its holder to 1 vote.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENZYME CORPORATION



Dated:    March 9, 2001         By:    /s/ Michael S. Wyzga
                                     -------------------------------------------
                                       Michael S. Wyzga, Senior Vice President
                                       Finance, Chief Financial Officer,
                                       Corporate Controller and Chief Accounting
                                       Officer